Exhibit 10.4

JOINT AMENDMENT NO. 5 TO THE SERIES 2017-VF1 REPURCHASE AGREEMENT AND AMENDMENT NO. 9 TO THE PRICING SIDE LETTER

This Joint Amendment No. 5 to the Series 2017-VF1 Repurchase Agreement (as defined below) and Amendment No. 9 to the Pricing Side Letter (as defined below), is entered into as of June 30, 2022 (this “Amendment”), among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as administrative agent (the “Administrative Agent”), CREDIT SUISSE AG, Cayman Islands Branch, as a buyer (“CSCIB” or “CSCIB Buyer”), CITIBANK, N.A., as a buyer (“Citibank” or “Citibank Buyer” and together with CSCIB Buyer, “Buyers”), PENNYMAC CORP., as seller (“PMC” or the “Seller”), and PENNYMAC MORTGAGE INVESTMENT TRUST, as guarantor (the “VFN Guarantor”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Indenture (as defined below).

W I T N E S S E T H:

WHEREAS, the Administrative Agent, the Buyers and the Seller are parties to that certain Amended and Restated Master Repurchase Agreement, dated as of June 29, 2018 (as amended by Amendment No. 1, dated August 4, 2020, Amendment No. 2, dated August 9, 2021, Amendment No. 3, dated January 3, 2022, and Amendment No. 4, dated as of March 30, 2022, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2017-VF1 Repurchase Agreement”) and the related Second Amended and Restated Pricing Side Letter, dated as of June 29, 2018 (as amended by Amendment No. 1, dated as of June 25, 2020, Amendment No. 2, dated August 4, 2020, Amendment No. 3, dated March 31, 2021, Amendment No. 4, dated August 2, 2021, Amendment No. 5, dated August 9, 2021, Amendment No. 6, dated as of February 8, 2022, Amendment No. 7, dated as of March 30, 2022, and Amendment No. 8, dated as of May 31, 2022, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Pricing Side Letter”);

WHEREAS, the Administrative Agent, the Buyers, the Seller and the VFN Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Series 2017-VF1 Repurchase Agreement and the Pricing Side Letter be amended to reflect the certain agreed upon revisions to the terms of the Series 2017-VF1 Repurchase Agreement and the Pricing Side Letter;

WHEREAS, the VFN Guarantor is party to that certain Amended and Restated Guaranty, dated as of June 29, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “VFN Repo Guaranty”), by the VFN Guarantor in favor of Buyers;

WHEREAS, as a condition precedent to amending the Series 2017-VF1 Repurchase Agreement and the Pricing Side Letter, Buyers have required the VFN Guarantor to ratify and affirm the VFN Repo Guaranty on the date hereof;

WHEREAS, PMT Issuer Trust – FMSR, as issuer (the “Issuer”), Citibank, as indenture trustee, calculation agent, paying agent and securities intermediary, PMC, as administrator (in such capacity, the “Administrator”) and as servicer (in such capacity, the “Servicer”), and the Administrative Agent are parties to that certain Indenture, dated as of

December 20, 2017 (as amended by Amendment No. 1, dated as of April 25, 2018, Amendment No. 2, dated as of July 31, 2020, Amendment No. 3, dated as of October 20, 2020, Amendment No. 4, dated as of March 30, 2021, and Amendment No. 5, dated as of June 28, 2022, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Base Indenture”), the provisions of which are incorporated, as modified by that certain Series 2017-VF1 Indenture Supplement, dated as of December 20, 2017 (as amended by Amendment No. 1, dated as of June 29, 2018, Amendment No. 2, dated as of August 4, 2020, Amendment No. 3, dated as of August 9, 2021, and Amendment No. 4, dated as of February 8, 2022, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2017-VF1 Indenture Supplement,” and together with the Base Indenture, the “Indenture”), among the Issuer, Citibank, the Servicer, the Administrator and the Administrative Agent;

WHEREAS, pursuant to Section 10.3(e)(iii) of the Base Indenture, so long as any Note is Outstanding and until all obligations have been paid in full, PMC shall not consent to any amendment, modification or waiver of any term or condition of any Transaction Document, without the prior written consent of the Administrative Agent; and

WHEREAS, the Series 2017-VF1 Repurchase Agreement and the Pricing Side Letter are Transaction Documents.

NOW THEREFORE, the Administrative Agent, the Buyers, the Seller and the Guarantor hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Series 2017-VF1 Repurchase Agreement and the Pricing Side Letter are hereby amended as follows:

SECTION 1.Amendment to the Series 2017-VF1 Repurchase Agreement

(a)Section 5.02 of the Series 2017-VF1 Repurchase Agreement is hereby amended by deleting subsection (h) in its entirety and replacing it with the following:

(h)Maintenance of Profitability. VFN Guarantor shall not permit (i) Net Income before taxes, calculated without regard to any market-driven value changes on securities, mortgage servicing rights, other assets owned by VFN Guarantor and any hedge instruments related to such securities, rights and other assets for the Test Period ending June 2022 to be less than $1.00 or (ii) thereafter, Net Income, for each other Test Period, to be less than $1.00 for one of the two prior Test Periods.

SECTION 2.Amendment to the Pricing Side Letter.

(a)Exhibit A of the Pricing Side Letter is hereby amended by deleting in its entirety and replacing with Exhibit A attached hereto as Exhibit A.

SECTION 3.Reaffirmation of VFN Repo Guaranty. The VFN Guarantor hereby (i) ratifies and affirms all of the terms, covenants, conditions and obligations of the VFN Repo Guaranty and (ii) acknowledges and agrees that such VFN Repo Guaranty is and shall continue to be in full force and effect.

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SECTION 4.Conditions Precedent.  This Amendment shall become effective as of the date hereof upon receipt of this Amendment by the Administrative Agent on behalf of the Buyers, executed and delivered by the duly authorized officers of the Administrative Agent, the Buyers, the Seller and the VFN Guarantor.

SECTION 5.Representations and Warranties.  The Seller hereby represents and warrants to the Administrative Agent and the Buyers that it is in compliance with all the terms and provisions set forth in the Series 2017-VF1 Repurchase Agreement and the Pricing Side Letter on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Article III of the Series 2017-VF1 Repurchase Agreement.

SECTION 6.Limited Effect.  Except as expressly amended and modified by this Amendment, the Series 2017-VF1 Repurchase Agreement and the Pricing Side Letter shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 7.Counterparts.  This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  The parties agree that this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001 et seq, Official Text of the Uniform Electronic Transactions Act as approved by the National Conference of Commissioners on Uniform State Laws at its Annual Conference on July 29, 1999 and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service with appropriate document access tracking, electronic signature tracking and document retention.

SECTION 8.Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 9.GOVERNING LAW.  THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE) BASED UPON, ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES HERETO, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING THE STATUTES OF LIMITATIONS AND OTHER PROCEDURAL LAWS THEREOF (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL APPLY) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

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[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK. SIGNATURES FOLLOW.]

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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Administrative Agent

By:	/s/ Dominic Obaditch
Name:	Dominic Obaditch
Title:	Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Buyer

By:	/s/ Dominic Obaditch
Name:	Dominic Obaditch
Title:	Authorized Signatory

By:	/s/ Margaret D. Dellafera
Name:	Margaret D. Dellafera
Title:	Authorized Signatory

CITIBANK, N.A., as a Buyer

By:	/s/ Arunthathi Theivakumaran
Name:	Arunthathi Theivakumaran
Title:	Vice President

PENNYMAC CORP., as Seller

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Senior Managing Director and Treasurer

PENNYMAC MORTGAGE INVESTMENT TRUST, as VFN Guarantor

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Senior Managing Director and Treasurer

EXHIBIT A

OFFICER’S COMPLIANCE CERTIFICATE

I, ___________________, do hereby certify that I am the [duly elected, qualified and authorized] [CFO/TREASURER/FINANCIAL OFFICER] of PennyMac Corp. (“PMC”) and PennyMac Mortgage Investment Trust (“PMIT”).  This Certificate is delivered to you in connection with Section 6.24(b) of the Amended and Restated Master Repurchase Agreement, dated as of June 29, 2018, among Credit Suisse First Boston Mortgage Capital LLC, as administrative agent (the “Administrative Agent”), PMC, as seller (the “Seller”), Credit Suisse AG, Cayman Islands Branch (“CSCIB”), as a buyer (a “Buyer”), Citibank, N.A. (“Citibank”), as a buyer (a “Buyer” and together with CSCIB, the “Buyers”), and PMIT, as guarantor (the “VFN Guarantor”) (as amended from time to time, the “Series 2017-VF1 Repurchase Agreement”).  I hereby certify that, as of the date of the financial statements attached hereto and as of the date hereof, each of PMC and PMIT (each an “Applicable Party” and collectively, the “Applicable Parties”) is and has been in compliance with all the terms of the Series 2017-VF1 Repurchase Agreement and, without limiting the generality of the foregoing, I certify on behalf of the Applicable Party that:

Adjusted Tangible Net Worth.

(i)PMC has maintained at all times an Adjusted Tangible Net Worth of at least equal to $300,000,000.

(ii)VFN Guarantor has maintained at all times an Adjusted Tangible Net Worth of at least equal to $1,250,000,000.

Indebtedness to Adjusted Tangible Net Worth Ratio.

(i)PMC’s ratio of Indebtedness (on and off balance sheet and excluding (A) Non-Recourse Debt, including any securitization debt, and (B) any intercompany debt eliminated in consolidation) to Adjusted Tangible Net Worth has not exceeded 10:1 at any time.

(ii)VFN Guarantor’s ratio of Indebtedness (on and off balance sheet and excluding (A) Non-Recourse Debt, including any securitization debt, and (B) any intercompany debt eliminated in consolidation) to Adjusted Tangible Net Worth has not exceeded 7:1 at any time.

Maintenance of Liquidity.

(i)PMC has ensured that, as of the end of each calendar month, it has maintained cash and Cash Equivalents other than Restricted Cash on a consolidated basis in an amount not less than $10,000,000.

Exhibit A

(ii)VFN Guarantor has ensured that, as of the end of each calendar month, it has maintained cash and Cash Equivalents other than Restricted Cash on a consolidated basis in an amount not less than $40,000,000.

Maintenance of Profitability. VFN Guarantor has not permitted (i) Net Income before taxes, calculated without regard to any market-driven value changes on securities, mortgage servicing rights, other assets owned by VFN Guarantor and any hedge instruments related to such securities, rights and other assets for the Test Period ending June 2022 to be less than $1.00 or (ii) thereafter, Net Income, for each other Test Period, to be less than $1.00 for one of the two prior Test Periods.

Financial Statements. The financial statements attached hereto as Schedule 1 are accurate and complete, accurately reflect the financial condition of the Applicable Parties, and do not omit any material fact as of the date(s) thereof.

Compliance. The Applicable Party has observed or performed in all material respects all of its covenants and other agreements, and satisfied every condition, contained in the Series 2017-VF1 Repurchase Agreement and the other Program Agreements to be observed, performed and satisfied by it. [If a covenant or other agreement or condition has not been complied with, the Applicable Party shall describe such lack of compliance and provide the date of any related waiver thereof.]

No Advance Rate Reduction Event, Servicer Termination Events, Events of Default or Funding Interruption Events.  No Advance Rate Reduction Event, Servicer Termination Event, Event of Default or Funding Interruption Event has occurred or is continuing.  [If any Advance Rate Reduction Event, Servicer Termination Event, Event of Default or Funding Interruption Event has occurred and is continuing, the Applicable Party shall describe the same in reasonable detail and describe the action Applicable Party has taken or proposes to take with respect thereto, and if such Advance Rate Reduction Event, Servicer Termination Event, Event of Default or Funding Interruption Event has been expressly waived by Buyers in writing, Applicable Party shall describe the Advance Rate Reduction Event, Servicer Termination Event, Event of Default or Funding Interruption Event, as applicable, and provide the date of the related waiver.]

Indebtedness. All Indebtedness (including, without limitation, all Subordinated Debt) (other than Indebtedness evidenced by the Applicable Agreement) of the Applicable Party existing on the date hereof is listed on Schedule 2 hereto.

Hedging. With respect to the Series 2017-VF1 Repurchase Agreement, attached hereto as Schedule 3 is a true and correct summary of all interest rate protection agreements entered into or maintained by the Applicable Party.

MSR Valuation. A detailed summary of the fair market value and Market Value Percentage of MSRs from the most recently delivered Market Value Report has been provided to Buyers in accordance with the timing requirements of Section 3.3(g) of the Base Indenture.

Litigation Summary. Attached hereto as Schedule 4 is a true and correct summary of all actions, notices, proceedings and investigations pending with respect to which the

Exhibit A

Applicable Party has received service of process or other form of notice or, to the best of Applicable Party’s knowledge, threatened against it, before any court, administrative or governmental agency or other regulatory body or tribunal.

Exhibit A

IN WITNESS WHEREOF, I have set my hand this _____ day of ________, 20___.

PENNYMAC CORP.

By:
Name:
Title:

PENNYMAC MORTGAGE INVESTMENT TRUST

By:
Name:
Title:

Exhibit A

Schedule 1

Financial Statement

Exhibit A

Schedule 2

Existing Indebtedness

Exhibit A

Schedule 3

Interest Rate Protection Agreement

Exhibit A

Schedule 4

Litigation Summary

Exhibit A